abrdn Funds

(the “Trust”)

abrdn Emerging Markets Sustainable Leaders Fund

(the “Fund”)

Supplement dated April 17, 2024 to the Fund’s Summary Prospectus,

dated February 29, 2024, as supplemented to date (the “Summary Prospectus”)

In anticipation of the departure of Kristy Fong from abrdn in September 2024, all references to Kristy Fong in the Summary Prospectus are deleted effective immediately.

Therefore, effective immediately, the following replaces the Portfolio Managers table for the Fund in the section entitled, “Portfolio Managers” on page 8 of the Summary Prospectus:

Name	Title	Served on the Fund Since
Nick Robinson, CFA®	Senior Investment Director	2022
Nina Petry, CFA®	Investment Manager	2023

Please retain this Supplement for future reference